UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1200E Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 1, 2013, Walker & Dunlop, Inc. (the “Company”), Walker & Dunlop Multifamily, Inc., Walker & Dunlop, LLC, and Walker & Dunlop Capital, LLC (“W&D Capital”) entered into a Modification Agreement (the “Term Loan Modification”) with Bank of America, N.A., as administrative agent, collateral agent and lender, modifying that certain Credit Agreement, dated as of September 4, 2012 (the “Term Loan”), by and among Bank of America, N.A. and such parties.  The Term Loan Modification removes from the Term Loan certain requirements to maintain deposit accounts and escrow accounts with Bank of America, N.A.

On February 1, 2013, Walker & Dunlop, LLC, the operating subsidiary of the Company (the “Borrower”), entered into a Second Amendment to Warehousing Credit and Security Agreement (the “Warehouse Amendment”) with Bank of America, N.A., as credit agent and lender (the “Agent”).  The Warehouse Amendment amends the Warehousing and Credit and Security Agreement, dated as of September 4, 2012, as previously amended (the “Warehouse Agreement”), by and between the Borrower, the Agent and the other lenders party thereto.  The Warehouse Amendment modifies the provision requiring that the Borrower and W&D Capital maintain certain interest bearing and non-interest bearing escrow accounts with the Agent, so that, as amended, the Warehouse Agreement requires that the Borrower and W&D Capital maintain a minimum aggregate amount of interest bearing escrow accounts of $175,000,000 in no fewer than forty separate accounts.  The Warehouse Amendment further provides that the payment of earnings on non-interest bearing accounts will be separately addressed by a deposit yield agreement.

The foregoing descriptions of the Term Loan Modification and the Warehouse Amendment do not purport to be complete and are qualified in their entirely by reference to the Term Loan Modification and the Warehouse Amendment, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Bank of America, N.A. and its affiliates have various relationships with the Company and the Borrower involving the provision of financial services, including other credit facilities with affiliates of the Company, cash management, investment banking, trust and other services. In addition, the Borrower has entered into forward delivery commitments in the ordinary course of business with affiliates of Bank of America, N.A.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1

Modification Agreement, dated as of February 1, 2013, by and among Bank of America, N.A., as administrative agent, collateral agent and lender, Walker & Dunlop, Inc., as borrower, and Walker & Dunlop Multifamily, Inc., Walker & Dunlop, LLC, and Walker & Dunlop Capital, LLC, as guarantors.

10.2

Second Amendment to Warehousing Credit and Security Agreement, dated as of February 1, 2013, by and among Walker & Dunlop, LLC, as borrower, and Bank of America, N.A., as credit agent and the lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALKER & DUNLOP, INC.
(Registrant)

Date: February 7, 2013	By:	/s/ Richard M. Lucas
Name: Richard M. Lucas
Title: Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Modification Agreement, dated as of February 1, 2013, by and among Bank of America, N.A., as administrative agent, collateral agent and lender, Walker & Dunlop, Inc., as borrower, and Walker & Dunlop Multifamily, Inc., Walker & Dunlop, LLC, and Walker & Dunlop Capital, LLC, as guarantors.

10.2

Second Amendment to Warehousing Credit and Security Agreement, dated as of February 1, 2013, by and among Walker & Dunlop, LLC, as borrower, and Bank of America, N.A., as credit agent and the lenders party thereto.